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                                                                    EXHIBIT 10.1

                          EXCLUSIVE LICENSE AGREEMENT



        THIS AGREEMENT, effective as of the first day of May 1995 (hereinafter "Effective Date"), by and between CORNELL RESEARCH FOUNDATION, INC., having offices at Cornell Business & Technology Park, 20 Thornwood Drive, Suite 105, Ithaca, New York 14850, hereinafter referred to as "FOUNDATION" and EDEN BIOSCIENCE CORPORATION, having offices at 5795 N.E. Minder, Poulsbo, Washington 98370, hereinafter referred to as "LICENSEE".

                         W I T N E S S E T H  T H A T:

        WHEREAS, United States Patent Application No. [ * ], entitled [ * ], was filed in the U.S. Patent & Trademark Office on [ * ], a copy of which is appended as Exhibit A and Patent Application No. [ * ] is a continuation of U.S. Patent Application No. [ * ] filed on [ * ] and the foreign equivalent [ * ] was filed on [ * ] covering all EPC countries and Japan; and

        WHEREAS, United States Patent Application No. [ * ], entitled [ * ], was filed in the U.S. Patent & Trademark Office on [ * ], a copy of which is appended as Exhibit B and the foreign equivalent [ * ] was filed on [ * ] covering all EPC countries and Japan; and

        WHEREAS, FOUNDATION intends to file a United States Patent Application entitled [ * ] now Invention Disclosure [ * ], a copy of which is appended as Exhibit C, and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

        WHEREAS, FOUNDATION intends to file a United States Patent Application entitled [ * ], now Invention Disclosure [ * ], a copy of which is appended as Exhibit D, and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

        WHEREAS, the inventions disclosed and claimed in Exhibits A, B, C and D are, or will be assigned to FOUNDATION and FOUNDATION is a wholly owned subsidiary corporation of Cornell University and holds the ownership interests of patents issued on inventions made by Cornell University's staff and administers licenses in a manner consistent with the patent policy of Cornell University; and

        WHEREAS, FOUNDATION represents that it is, or will be assignee of the above-identified patent applications and any patents issuing thereon and has the right to grant licenses under said patent applications and patents issuing thereon; and

        WHEREAS, the work leading to the inventions disclosed and to be claimed in Exhibits A, B, C and D were supported in part by an agency of the U.S. Government,

[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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FOUNDATION is obligated to comply with the U.S. Office of Management & Budgets
Circular No. A-124, or 37 CFR Part 401; and

        WHEREAS, Drs. Steven Beer, Alan Collmer and their colleagues at Cornell University have developed proprietary biological materials and processes relating to the field of plant disease and some of these materials and processes are or will be claimed and covered in said patent applications of Exhibits A, B, C and D and other such materials and processes are not claimed in said patent applications but are proprietary to FOUNDATION; and

        WHEREAS, LICENSEE is desirous of securing a license under the discoveries and inventions embodied in said patent applications and patents issuing thereon as well as the discoveries and inventions embodied in said related proprietary biological processes and materials to make, have made, use and sell Licensed Products in the United States and throughout the world; and

        WHEREAS, FOUNDATION is willing to grant a license in said patent applications and any patents issuing thereon as well as the discoveries and inventions embodied in said related proprietary biological processes and materials to LICENSEE upon the terms and conditions hereinafter set forth; and

        NOW, THEREFORE, in consideration of the covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

I.      DEFINITIONS

        The following definitions will apply throughout this agreement:

        1. Licensed Patent Application shall mean U.S. Patent Application Serial No. [ * ] attached as Exhibit A and any continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof and U.S. Patent Application Serial No. [ * ] attached as Exhibit B and any continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure [ * ] attached as Exhibit C and any continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure [ * ] attached as Exhibit D and any continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof.

        2. Licensed Patent shall mean any U.S. Patents issuing from a Licensed Patent Application, and all reissues thereof as well as foreign counterparts thereof.

[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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        3. Licensed Biological Material shall mean that biological material including genes, proteins and peptide fragments, expression systems, cells and antibodies developed in the Cornell University Laboratories of Drs. Steven Beer, Alan Collmer and their colleagues and which is directly related to the inventions described in Licensed Patents or Licensed Patent Applications and which is listed and described in Exhibit E or added to Exhibit E at a later time by written mutual agreement of the parties.

        FOUNDATION and LICENSEE acknowledge that, to the best of their knowledge, said list of Exhibit E is complete.

        4. Licensed Products shall mean any product or use claimed in a Licensed Patent Application or Licensed Patent or any product or use which incorporates or otherwise utilizes Licensed Biological Material.

        5. License Year shall mean each twelve (12) month period beginning on the Effective Date of this Agreement first written above and thereafter on the anniversary date thereof.

        6. LICENSEE shall mean the above named company and any of its affiliates in which it owns or controls at least 50% of the voting stock.

        7. Net Sales Price shall mean [ * ].

II.     GRANT

        Subject only to the rights of and obligations to the U.S. Government as set forth in U.S. Office of Management & Budget Circular A-124 or 37 CFR Part 401;

        The FOUNDATION hereby grants to the LICENSEE for the term set forth below and under the royalty basis set forth below, an exclusive license to the Licensed Patent Applications, Licensed Patents and Licensed Biological Materials to make, have made, use and sell Licensed Products in the United States and throughout the world. The term "exclusive license" as used hereinabove shall mean that FOUNDATION shall not issue a license to another, within the period of exclusivity set forth hereinafter or any agreed upon extension thereof. FOUNDATION shall not make, have made, use or sell Licensed Products. Cornell University researchers shall

[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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retain the royalty-free right to use Licensed Patent Applications, Licensed
Patents and Licensed Biological Materials for internal research purposes and such use shall not prohibit such researchers from producing inventions and, if such inventions are made solely by said Cornell University researchers, such inventions shall be the property of FOUNDATION. If such inventions are made jointly by said Cornell University researchers and employees of LICENSEE, such inventions shall be the joint property of FOUNDATION and LICENSEE.

III.    TO HAVE MADE

        The right of LICENSEE to make Licensed Products includes the right to have made by contract with third parties within a country where LICENSEE is licensed and patent protection for Licensed Products exists or is pending. Such contractual arrangements with third parties shall be subject to and conditioned upon appropriate supervision and quality assurance and control of the third party by LICENSEE and the third party shall respect all rights of FOUNDATION and to supply all production of Licensed Products exclusively to LICENSEE or its designee(s).

IV.     PAYMENTS MADE IN CONSIDERATION OF THE EXECUTION OF THIS LICENSE
        AGREEMENT

        FOUNDATION hereby acknowledges a payment, due upon approval of this Agreement by the Board of Directors of FOUNDATION (or at least by the Executive Committee of that Board), of four hundred thousand (400,000) equity shares of common stock in LICENSEE which amount equals seven and fourteen hundredths percent (7.14%) of LICENSEE'S total issued stock as of Effective Date, made by LICENSEE as a consideration for entering into this Agreement, which sum will not be considered as an advance payment on royalties due hereunder. It is understood by the parties that said equity shares in LICENSEE held by FOUNDATION shall be non-voting and FOUNDATION shall take no management role in LICENSEE.

        If said approval by the Board of Directors of FOUNDATION is not obtained within six (6) months of the Effective Date, FOUNDATION and LICENSEE agree to renegotiate alternative financial terms as consideration for entering into this Agreement.

        The parties acknowledge that LICENSEE may, upon termination of this Agreement, cancel said equity shares according to the following schedule:

        1) Upon termination of this Agreement at any time up to [ * ] from the Effective Date, LICENSEE may cancel up to [ * ] of the total equity

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REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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                shares which were issued to FOUNDATION and approved by
                FOUNDATION'S Board of Directors.

        2) Upon termination of this Agreement at any time from [ * ] from the Effective Date up to [ * ], LICENSEE may cancel up to [ * ] of the total equity shares which were issued to FOUNDATION and approved by FOUNDATION'S Board of Directors.

        3) Upon termination of this Agreement at any time from [ * ] until [ * ] LICENSEE may cancel up to [ * ] of the total equity shares which were issued to FOUNDATION and approved by FOUNDATION's Board of Directors.

        4) Upon termination of this Agreement at any time from [ * ] to [ * ], LICENSEE may cancel up to [ * ] of the total equity shares which were issued to FOUNDATION and approved by FOUNDATION'S Board of Directors.

        5) Upon termination of this Agreement at any time from [ * ] to [ * ], LICENSEE may cancel up to [ * ] of the total equity shares which were issued to FOUNDATION and approved by FOUNDATION'S Board of Directors.

        6) Upon termination of this Agreement at any time after [ * ] LICENSEE may not cancel any of the total equity shares which were issued to FOUNDATION and approved by FOUNDATION'S Board of Directors.

        As additional consideration, LICENSEE will fund research activity in the Cornell University laboratories of Dr. Steven Beer and his colleagues at a level not less than [ * ] in License Year 1 and [ * ] in each of License Year 2 and License Year 3. Said funding shall be contingent upon a mutually agreed workplan and budget for said research activity and such amounts are inclusive of all costs including direct and indirect costs.

        Any inventions made using the research funding, described above, provided to Dr. Beer and his colleagues by LICENSEE which are dominated by the claims of Licensed Patent Applications or Licensed Patents shall, to the extent possible considering FOUNDATION'S obligations to third parties, be subject to the terms and conditions of this Agreement and shall be included herein by letter amendment to this Agreement.

        Any inventions made using the research funding provided to Dr. Beer by LICENSEE which are not dominated by the claims of Licensed Patent Applications or

[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Licensed Patents shall not be subject to the terms and conditions of this
Agreement. FOUNDATION shall provide LICENSEE the first opportunity to negotiate to obtain an exclusive license in such inventions and will not offer any third party any license having more favorable terms and conditions unless those terms and conditions have first been offered to and refused by LICENSEE.

V.      FOREIGN PATENTS AND PAYMENT OF COSTS

        As the opportunity to continue prosecution of foreign counterpart applications of United States Patent Applications No. [ * ] and No. [ * ] and to file foreign counterpart applications on the U.S. patent applications to be filed on Invention Disclosures [ * ] and [ * ] exists, LICENSEE may designate foreign countries where counterpart applications shall be filed. Title to such foreign patent applications shall be in FOUNDATION. LICENSEE agrees to pay for all expenses incurred in the preparation, filing, prosecution, renewal and continuation of Licensed Patents and Licensed Patent Applications in said designated countries including all taxes, official fees and attorney's fees, as well as a [ * ] administrative fee assessed by FOUNDATION. Notwithstanding the foregoing, LICENSEE may elect in writing to be released from its license in any of the Licensed Patents and Applications in foreign countries at any time after initial filing costs have been paid, in which event it shall thereafter have no obligation to reimburse FOUNDATION for any future expenses relating to such patent or patent application. Upon approval of this Agreement by the FOUNDATION's Board of Directors, LICENSEE shall reimburse FOUNDATION for all direct and documentable foreign patent costs incurred to date, plus said [ * ] administrative fee assessed by FOUNDATION.

VI.     PAYMENT OF U.S. PATENT COSTS

        Where renewal fees are due on a Licensed Patent in the United States and LICENSEE remains exclusively licensed or is the sole nonexclusive licensee, LICENSEE agrees to reimburse FOUNDATION for the costs of said renewal within thirty (30) days of Notice thereof to LICENSEE by FOUNDATION.

        Where Licensed Patent Applications are pending in the United States LICENSEE agrees to pay all direct and documentable prosecution costs for such Licensed Patent Applications at least through an appeal to the U.S. Patents & Trademark Office Board of Appeals plus a [ * ] administrative fee assessed by FOUNDATION.

        Notwithstanding the foregoing, LICENSEE may elect in writing to be released from its license in any of the Licensed Patents and Applications in the United States at any time after initial filing costs have been paid, in which event it shall thereafter have

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REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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no obligation to reimburse FOUNDATION for any future expenses relating to such patent or patent application.

        Upon approval of this Agreement by FOUNDATION's Board of Directors, LICENSEE shall reimburse FOUNDATION for all direct and documentable costs related to Licensed U.S. Patent Applications incurred to date, plus a [ * ] administrative fee assessed by FOUNDATION; such amount, including equivalent Foreign Patent costs described hereinabove is expected to approximate [ * ] as of the Effective Date.

VII.    PATENT PROSECUTION MANAGEMENT

        The parties acknowledge the importance of cooperating on the ongoing management of prosecution of Licensed Patent Applications. FOUNDATION agrees to utilize patent counsel selected by FOUNDATION and reasonably approved by LICENSEE for the purpose of filing and prosecuting Licensed Patent Applications. FOUNDATION further agrees to consult with LICENSEE in a timely manner concerning
(i) the scope and content of Licensed Patent Applications (ii) the strategy and tactics of patent prosecution, (iii) content of proposed responses to official actions of the United States Patent and Trademark Office and foreign patent offices during prosecution of such patent applications and (iv) cost of patent prosecution. For purposes of this paragraph, "timely shall mean whenever possible, sufficiently in advance of any patent prosecution decision by the FOUNDATION so as to allow LICENSEE to meaningfully review such decision or written response and provide comments to FOUNDATION in advance of such decision or deadline so that LICENSEE's comments can be considered and incorporated into FOUNDATION's decision or written response.

        Additionally, it is FOUNDATION's intent to transfer responsibility for management of patent prosecution and maintenance activity on Licensed Patent Applications and Licensed Patents to LICENSEE two (2) years from the Effective Date. Such transfer shall be contingent upon LICENSEE's agreement to utilize patent counsel selected by LICENSEE and reasonably approved by FOUNDATION for the purpose of filing and prosecuting Licensed Patent Applications and maintaining Licensed Patents. Upon such transfer, LICENSEE shall further agree to consult with FOUNDATION in a timely manner concerning (i) the scope and content of Licensed Patent Applications (ii) the strategy and tactics of patent prosecution and (iii) content of proposed responses to official actions of the United States Patent and Trademark Office and foreign patent offices during prosecution of such patent applications. For purposes of this paragraph, "timely" shall mean sufficiently in advance of any patent prosecution decision by the LICENSEE so as to allow FOUNDATION to meaningfully review such decision or written response and provide comments to

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REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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LICENSEE in advance of such decision or deadline so that FOUNDATION's comments can be considered and incorporated into LICENSEE's decision or written response. Such transfer shall also be contingent upon LICENSEE's demonstration to FOUNDATION that it can and will comply with the following:

        a) all documents related to the prosecution of Licensed Patent Applications shall show Cornell Research Foundation as the Assignee of record;

        b) LICENSEE shall ensure that FOUNDATION be provided copies of all correspondence and documents related to said patent prosecution and maintenance management;

        c) LICENSEE shall ensure that all maintenance fees on all Licensed Patents be paid and that in no event shall Licensed Patents be allowed to lapse for failure to pay such fees without the concurrence of FOUNDATION on such lapse.

        Although it is FOUNDATION's intention to allow LICENSEE to continue said responsibility for patent prosecution and maintenance for the duration of this exclusive license Agreement, FOUNDATION reserves the right to reassume such responsibility if it can show that LICENSEE's efforts are insufficient in carrying out such activities.

        Should the exclusive license granted hereunder to LICENSEE become non-exclusive, FOUNDATION shall have the responsibility for filing, prosecuting and maintaining all Licensed Patent Applications and Licensed Patents at its own expense.

VIII.   ROYALTIES AND MINIMUM ROYALTIES TO BE PAID DURING THE LICENSE AGREEMENT

        LICENSEE will pay to the FOUNDATION a royalty of [ * ] of the Net Sales Price of Licensed Products made, used or sold by LICENSEE in the United States and throughout the world.

        LICENSEE'S obligation to pay the [ * ] royalty rate upon each such product shall cease in a particular country:

                (i) if the applicable claims in the Licensed Patent in any particular country are held invalid by an unappealed or unappealable decision of a court of competent jurisdiction in that particular country, or

                (ii)    upon expiration of the last said Licensed Patent; or

[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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                (iii)   if FOUNDATION abandons its patent solicitation efforts
                        for all Licensed Patent Applications and no Licensed Patent is in force.

        Provided however, should no Licensed Patent issue and all Licensed Patent Applications are abandoned but LICENSEE utilizes a Licensed Biological Material to make, use or sell Licensed Products, LICENSEE will pay to FOUNDATION a royalty of [ * ] of the Net Sales Price of Licensed Products made, used or sold by LICENSEE in the United States and throughout the world.

        Beginning with the fifth License Year, each License Year LICENSEE shall pay FOUNDATION a minimum annual royalty payment according to the following schedule:
               [ * ]

        Such payments shall be made quarterly throughout the License Year and such moneys will be considered as a credit for the royalties due for that License Year under this Agreement and the royalty reports should reflect the use of such credit. Such provision is to be construed as an annual minimum royalty payment requirement and none of the minimum royalty payments are refundable or applicable to succeeding License Years.

        In License Years 5, 6 and 7, LICENSEE may credit the direct and documentable costs it has expended on research and development of transgenic organism applications of Licensed Patent Applications and Licensed Patents against up to [ * ] of minimum annual royalties owed for those License Years.

        In the event LICENSEE is required to pay royalties to a third party in order to make, use or sell Licensed Products, FOUNDATION shall review the minimum annual royalty payment obligation described hereinabove and agrees to negotiate in good faith with LICENSEE to make adjustments in such payment obligations.

        In any event, sales from non-transgenic plant applications must constitute at least [ * ] of the total minimum annual royalty payment obligation.

        In the event that this Agreement is converted to a field-of-use exclusive license, non-exclusive license or semi-exclusive license in the field of transgenic organisms according to the "TERM" (IX) and "DUE DILIGENCE" (X) Sections hereinbelow, the minimum annual royalty payments described hereinabove shall be reduced by [ * ].

        It is acknowledged and agreed that the minimum annual royalty payment shall be allocated between the field of non-transgenic applications and the field of transgenic organisms in the ratio of [ * ] of the minimum annual royalty payment is

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REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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allocated to the field of non-transgenic applications and [ * ] is allocated to the field of transgenic organisms) and the sole remedy of FOUNDATION for nonpayment of either portion of such minimum annual royalty payment shall be (after notice of such nonpayment and opportunity to cure) termination of the license rights for the field of use to which the portion of the payment applies.

IX.     FAVORED NATIONS

        If FOUNDATION grants a non-exclusive license to others under a Licensed Patent Application or Licensed Patent, such licenses will not be granted at a royalty rate which is more favorable than the rate herein granted to LICENSEE unless such more favorable rates are extended to LICENSEE. This Favored Nations clause does not apply to license agreements which are in settlement of patent litigation.

X.      ACCOUNTING AND PAYMENT SCHEDULE

        Payment, reporting and financial accounting shall be on a quarterly basis and LICENSEE will deliver to the FOUNDATION within ninety (90) days after the end of each quarter of the License Year a report in writing setting forth sales of Licensed Products (including a negative report if appropriate) and will accompany such report with an appropriate payment of royalty or minimum royalty due for such period. LICENSEE will keep accurate records, certified by it, showing the information by which LICENSEE arrived at a royalty determination and will permit a person appointed by the FOUNDATION and acceptable to LICENSEE to make such inspection of said records as may be necessary to verify royalty reports made by LICENSEE.

        Conversion from foreign currencies, if any, shall be based upon the conversion rate on the date that payment in due.

        Payments which are delayed beyond the sixty (60) days after the end of the quarter in which they become due shall be subject to a [ * ] per annum interest charge.

XI.     TERM

        The aforesaid exclusive license under Licensed Patent Applications, Licensed Patents and Licensed Biological Material shall last for a period ending on the expiration date of the last to expire Licensed Patent or, should only Licensed Biological Materials be licensed, then for a period of fifteen (15) years from the date of this Agreement.

        By mutual agreement of FOUNDATION and LICENSEE, this Agreement may be converted into a field-of-use exclusive license. Said field-of-use exclusive license

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REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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would only rescind LICENSEE's rights to make, use and sell Licensed Products in the field of transgenic organisms.

XII.    DUTY OF DILIGENCE

        LICENSEE shall exercise reasonable due diligence to affect the introduction of Licensed Products into the commercial market as soon as practical. LICENSEE agrees to develop and exploit Licensed Products with reasonable diligence by manufacture and sale of Licensed Products for the duration of the term of this Agreement. LICENSEE further agrees to maintain quality control over Licensed Products and generally attend to proper, safe, fair, lawful and reasonable development and exploitation of the market for Licensed Products. Failure of LICENSEE to materially comply with the provisions of this Paragraph shall be considered a material breach of this Agreement.

        LICENSEE's reasonable due diligence obligations shall include the expressed pursuit to affect introduction of Licensed Products into the field of transgenic organisms. In order for LICENSEE to retain the exclusive license in the field of transgenic organisms, LICENSEE must accomplish one of the following within [ * ] of the Effective Date:

        [ * ]

        [ * ]

        [ * ]

        In the event LICENSEE fails to accomplish at least one of the alternatives described above, FOUNDATION may, at its sole discretion, convert this Agreement to a field-of-use exclusive license which shall wholly rescind LICENSEE's rights to make, use and sell Licensed Products in the field of transgenic organisms. Alternatively, in the event LICENSEE fails to accomplish at least one of the alternatives described above, FOUNDATION may, at its sole discretion, convert this Agreement to a non-exclusive or semi-exclusive license in the field of transgenic organisms. In the event of such conversion from exclusive to said field-of-use exclusive or non-exclusive or semi-exclusive license, FOUNDATION shall be free to license others in the field of transgenic organisms.

XIII.   INFRINGEMENT OF LICENSED PATENT RIGHTS BY THIRD PARTIES

        In the event that any infringement of a Licensed Patent shall come to the attention of the FOUNDATION or LICENSEE, then FOUNDATION and LICENSEE

[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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shall duly inform each other. FOUNDATION, shall, in its sole discretion determine whether or not to prosecute a patent infringement action. If FOUNDATION determines and elects not to prosecute a patent infringement action, then LICENSEE may cause legal proceedings against the alleged infringer at its own expense and in the name of FOUNDATION, if necessary, if there is a showing of substantial likelihood of infringement and that no other action for infringement is pending at the time so that only one such lawsuit is pending at any time.

        LICENSEE may defray the expenses of any such lawsuit to the extent of [
* ] of royalties payable by LICENSEE during the course of and directly related to such legal proceedings. Out of any damages or awards recovered by LICENSEE in such action conducted by LICENSEE, LICENSEE will first recover its expenses for conducting said litigation beyond the costs defrayed by withheld royalties. FOUNDATION will then recover all royalties up to the [ * ] of royalties payable by LICENSEE to FOUNDATION and withheld by LICENSEE to defray costs of such lawsuit. FOUNDATION will also recover any expenses which it incurred on behalf of the litigation. Any amount remaining belongs to LICENSEE, if LICENSEE conducts the litigation, provided that on such amount LICENSEE shall pay FOUNDATION a royalty as provided for in VIII above. If FOUNDATION conducts the litigation, at its own expense, out of any amount recovered, FOUNDATION shall first recover any expenses which it incurred on behalf of the litigation, next LICENSEE shall recover direct and documentable losses including opportunity costs caused by said infringement and any amount remaining shall belong to FOUNDATION.

        In any proceedings, FOUNDATION shall be entitled to employ, at its own expense, counsel and control the course of litigation if, in FOUNDATION's sole discretion, LICENSEE's defense of patent rights is insufficient, or if LICENSEE fails to carry on vigorous prosecution of said patent rights.

        In the event LICENSEE seeks, with justifiable cause, to prosecute more than one lawsuit at a time, FOUNDATION will not unreasonably withhold permission where such actions are conducted entirely at LICENSEE's expense including reimbursement of FOUNDATION's expenses incurred on behalf of such action.

        In any action brought by LICENSEE, LICENSEE undertakes to indemnify for and hold FOUNDATION harmless from any damages, costs or expenses incurred by reason of such litigation.

[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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XIV.    ASSIGNMENT

        The rights and obligations of the LICENSEE are not assignable but with one exception which is that those rights and obligations may be assigned in connection with the sale of all or substantially all of the assets of LICENSEE to a third party.

XV.     SUBLICENSING

        LICENSEE may grant sublicenses under Licensed Patent Applications, Licensed Patents and Licensed Biological Material with prior approval of FOUNDATION, which approval shall not be withheld unless FOUNDATION can show a substantial likelihood that such sublicensee would not perform its obligations under sublicense agreement or that the sublicensee is an organization of a character such that FOUNDATION and Cornell University may encounter a substantial risk of substantial, long term and public criticism as a public institution for providing its proprietary technology to such an organization, e.g. more than internal student and/or faculty protestors and likely to cause long term problems. Upon written notification of FOUNDATION by LICENSEE of its intent to sublicense, FOUNDATION shall have thirty (30) days within which to notify LICENSEE of FOUNDATION's disapproval of such sublicense and to provide the reasons of such disapproval, after which such approval shall be deemed given. LICENSEE agrees that said sublicensees are obligated in writing to all terms and conditions of this Agreement beneficial to or protective of FOUNDATION and that LICENSEE shall guarantee compliance of the sublicense on all such provisions.

        Sublicense royalty income may be credited against LICENSEE's minimum annual royalty payment obligations described in "ROYALTIES . . . Section VII, hereinabove.

XVI.    TERMINATION

        In the event FOUNDATION finds LICENSEE to be in substantial noncompliance with any of the material terms and conditions of this Agreement, FOUNDATION shall so notify LICENSEE in writing. LICENSEE shall have six months after receipt of such notification within which to remedy such noncompliance to the satisfaction of FOUNDATION. If LICENSEE does not remedy a material noncompliance within said six month period, FOUNDATION may terminate this License Agreement. Upon giving such notice, LICENSEE shall have no obligations for minimum royalties, patent expenses or research funding beyond the termination date.

[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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        LICENSEE may terminate this License Agreement by giving notice of its intentions to do so six (6) months before termination.

        Upon termination of this Agreement, any sublicensee that is not then in material breach shall have its sublicense converted to a direct license from FOUNDATION under the terms and conditions of this Agreement, as further limited and restricted by the terms of the original sublicense.

XVII.   ARBITRATION AND JURISDICTION

        All disputes over the meaning and interpretation of this Agreement shall be resolved by conciliation and mediation and if mediation is unsuccessful then disputes shall be finally settled by an Arbitrator selected by FOUNDATION and LICENSEE. If FOUNDATION and LICENSEE cannot agree on an Arbitrator, then disputes shall be resolved by an Arbitration Panel comprising one arbitrator appointed by FOUNDATION, one arbitrator appointed by LICENSEE, and a Chairman of the Arbitration Panel appointed by the first two arbitrators. Any such arbitration proceeding shall be conducted in accordance with generally accepted arbitration rules; shall be held in the State of New York, unless otherwise agreed by the parties; and judgment upon the arbitration award may be entered in any court having jurisdiction.

        In order to initiate procedures for dispute resolution by conciliation, mediation and arbitration either party may give written notice to the other of intention to resolve a dispute, and absent satisfactory resolution, then to arbitrate. Such notice shall contain a statement setting forth the nature of the dispute and the resolution sought. If, within thirty (30) days of such notice a resolution by conciliation between the parties themselves or by mediation has not been achieved to the satisfaction of both parties, and if within sixty (60) days from said written notice an Arbitrator or Arbitration Panel has not been appointed with an arbitration schedule satisfactory to both parties, then either party may proceed with judicial remedies.

        The FOUNDATION reserves the right and power to proceed with direct judicial remedies against LICENSEE without conciliation, mediation or arbitration for breach of the royalty payment and sales reporting provisions of this Agreement after giving written notice of such breach to LICENSEE followed by an opportunity period of thirty (30) days in which to cure such breach. In collecting overdue royalty payments and securing compliance with reporting obligations, FOUNDATION may use all judicial remedies available.

[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

XVIII.  OTHER

        LICENSEE agrees that it will not use the indicia or names FOUNDATION or of Cornell University or any of their personnel in advertising, promotion, or labeling of Licensed Products without prior written approval of the FOUNDATION.

        Title to all Licensed Biological Materials remains with FOUNDATION and LICENSEE's rights in Licensed Biological Materials is by way of bailment with rights sufficient to carry out the purposes of this Agreement. Upon termination of this Agreement for cause by FOUNDATION, LICENSEE shall return all Licensed Biological Materials, progeny and derivatives thereof, in whatever form, to FOUNDATION or certify their destruction, at the option of FOUNDATION. Upon the natural termination of this Agreement, LICENSEE may continue to use Licensed Biological Materials without accounting to or recourse by FOUNDATION.

        FOUNDATION makes no representations other than those specified in the WHEREAS clauses. FOUNDATION MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

        FOUNDATION by this Agreement makes no representation as to the patentability and/or breadth of the inventions and/or discoveries involved in a Licensed Patent. FOUNDATION by this Agreement makes no representation as to patents now held or which will be held by others in the field of the Licensed Products for a particular purpose.

        LICENSEE agrees to defend, indemnify and hold FOUNDATION harmless from and against all liability, demands, damages, expenses or losses for death, personal injury, illness or property damage (including reasonable attorney's fees) arising (a) out of use by LICENSEE or its transferees of inventions licensed or information furnished under this Agreement, or (b) out of any use, sale or other disposition by LICENSEE or its transferees of products made by use of such inventions or information. As used in this clause, "FOUNDATION" includes its Trustees, Officers, Agents and Employees, and those of Cornell University, and "LICENSEE" includes its Affiliates, Subsidiaries, Contractors and Sub-Contractors.

        In discharge of the above and with respect to Licensed Products, LICENSEE shall secure and maintain product liability insurance commensurate with the reasonable standards of the industry. Upon written request from FOUNDATION, LICENSEE shall provide FOUNDATION with evidence of such insurance coverage.

        This Agreement shall be interpreted under the Laws of the State of New York.

[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

        Reports, notices and other communications to the FOUNDATION shall be addressed to:

               H. Walter Haeussler, President
               CORNELL RESEARCH FOUNDATION, INC.
               Cornell Business & Technology Park
               20 Thornwood Drive, Suite 105
               Ithaca, New York 14850

and notices and other communications to the LICENSEE to:

               Jerry L. Butler, President
               Eden Bioscience Corporation
               5795 N.E. Minder
               Poulsbo, Washington 98370

        IN WITNESS WHEREOF, the parties have caused this instrument to be executed in duplicate as of the day and year first above written.



ATTEST:                                   CORNELL RESEARCH FOUNDATION, INC.


                                          By      /s/ H. Walter Haeussler
---------------------------------               --------------------------------
                                                  H. Walter Haeussler
                                          Title   President
                                                --------------------------------
                                          Date
                                                --------------------------------
ATTEST:

                                          By      /s/ Jerry L. Butler
                                                --------------------------------
                                                  Jerry L. Butler
                                          Title   President
---------------------------------               --------------------------------

                                          Date
                                                --------------------------------

[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

                                AMENDMENT TO THE
                           EXCLUSIVE LICENSE AGREEMENT

             BETWEEN EDEN BIOSCIENCE AND CORNELL RESEARCH FOUNDATION
                  WHICH WAS EFFECTIVE THE FIRST DAY OF MAY 1995

               THIS AMENDMENT (effective as of the first day of February 1997) to that Exclusive License Agreement referenced above, by and between CORNELL RESEARCH FOUNDATION, INC., having offices at Cornell Business & Technology Park, 20 Thornwood Drive, Suite 105, Ithaca, New York 14850, hereinafter referred to as "FOUNDATION" and EDEN BIOSCIENCE CORPORATION, having offices at 5795 N.E. Minder, Poulsbo, Washington 98370, hereinafter referred to as "LICENSEE".

                                WITNESSETH THAT:

               WHEREAS, FOUNDATION and LICENSEE have previously entered into the Exclusive License Agreement (effective date of 1 May 1995) which this Amendment is attached thereto, in which FOUNDATION granted certain exclusive rights in several patentable technologies developed at Cornell University to LICENSEE; and

               WHEREAS, FOUNDATION and LICENSEE mutually agree that said Exclusive License Agreement should be modified to include additional patentable technologies to those described in said Exclusive License Agreement; and

               WHEREAS, FOUNDATION and LICENSEE also agree that said Exclusive License Agreement should be modified as defined hereinbelow; and

               NOW, THEREFORE, in consideration of the covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

PRIMACY OF AMENDMENT

               The parties agree that the terms and conditions of this Amendment shall take precedence over those contained in the Exclusive License Agreement.

WHEREAS

               The Whereas clauses of the Exclusive License Agreement shall be entirely replaced with the following:

               WHEREAS, United States Patent Application No. [*] entitled [*], was filed in the U.S. Patent & Trademark Office on [*], a copy of which is appended as Exhibit A and

[*] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

Patent Application No. [*] is a continuation of U.S. Patent Application No. [*] filed on [*] and the foreign equivalent [*] was filed on [*] covering all EPC countries and Japan; and

               WHEREAS, United States Patent Application No. [*] entitled [*], was filed in the U.S. Patent & Trademark Office on [*], a copy of which is appended as Exhibit B and the foreign equivalent [*] was filed on [*] covering all EPC countries and Japan; and

               WHEREAS, United States Patent Application No. [*], entitled [*], was filed in the U.S. Patent & Trademark Office on [*], a copy of which is appended as Exhibit C and the foreign equivalent [*] was filed on [*] covering all EPC countries and Japan; and

               WHEREAS, United States Patent Application No. [*], entitled [*], was filed in the U.S. Patent & Trademark Office on [*], a copy of which is appended as Exhibit D; and

               WHEREAS, FOUNDATION intends to file a United States Patent application entitled [*], now Invention Disclosure [*], a copy of which is appended as Exhibit E, and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

               WHEREAS, FOUNDATION intends to file a United States Patent Application entitled [*], a copy of which is appended as Exhibit F. and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

               WHEREAS, FOUNDATION intends to file a United States Patent Application entitled [*], now Invention Disclosure [*], a copy of which is appended as Exhibit G. and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

               WHEREAS, FOUNDATION intends to file a United States Patent Application entitled [*], now Invention Disclosure [*], a copy of which is appended as Exhibit H. and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

               WHEREAS, FOUNDATION intends to file a United States Patent Application entitled [*], now Invention Disclosure [*], a copy of which is appended as Exhibit I, and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

               WHEREAS, the inventions disclosed and claimed in Exhibits A, B. C, D, E, F. G. H and I are, or will be assigned to FOUNDATION and FOUNDATION is a wholly owned subsidiary corporation of Cornell University and holds the ownership interests of patents issued on inventions made by Cornell University's staff and

[*] DESIGNATES OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

administers licenses in a manner consistent with the patent policy of Cornell University; and

               WHEREAS, FOUNDATION represents that it is, or will be assignee of the above-identified patent applications and any patents issuing thereon and has the right to grant licenses under said patent applications and patents issuing thereon; and

               WHEREAS, the work leading to the inventions disclosed and to be claimed in Exhibits A, B. C, D, E, F. G. H and I were supported in part by an agency of the U.S. Government, FOUNDATION is obligated to comply with the U.S. Office of Management & Budgets Circular No. A124, or 37 CFR Part 401; and

               WHEREAS, Drs. Steven Beer, Alan Collmer and their colleagues at Cornell University have developed proprietary biological materials and processes relating to the field of plant disease and some of these materials and processes are or will be claimed and covered in said patent applications of Exhibits A, B. C, D, E, F. G. H and I and other such materials and processes are not claimed in said patent applications but are proprietary to FOUNDATION; and

               WHEREAS, LICENSEE is desirous of securing a license under the discoveries and inventions embodied in said patent applications and patents issuing thereon as well as the discoveries and inventions embodied in said related proprietary biological processes and materials to make, have made, use and sell Licensed Products in the United States and throughout the world; and

               WHEREAS, FOUNDATION is willing to grant a license in said patent applications and any patents issuing thereon as well as the discoveries and inventions embodied in said related proprietary biological processes and materials to LICENSEE upon the terms and conditions hereinafter set forth; and

               NOW, THEREFORE, in consideration of the covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

DEFINITIONS

               The Definitions section (I) of the Exclusive License Agreement shall be entirely replaced-with the following:

               1. LICENSED PATENT APPLICATION shall mean U.S. Patent Application Serial No. [*] attached as Exhibit A and any continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof and U.S. Patent Application Serial No. [*] attached as Exhibit B and any continuation, continuation in-part, or

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REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

               divisional applications thereof as well as foreign counterparts thereof and U.S. Patent Application Serial No. [*] attached as Exhibit C and any continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts attached as Exhibit D and any continuation, continuation in-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure [*] attached as Exhibit E and any continuations continuation in-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure [*] attached as Exhibit F and any continuation, continuation in-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure [*] attached as Exhibit G and any continuation, continuation in-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure [*] attached as Exhibit H and any continuation, continuation in-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure [*] attached as
               Exhibit I and any continuation, continuation in-part, or divisional applications thereof as well as foreign counterparts thereof.

            2. LICENSED PATENT shall mean any U.S. Patents issuing from a
               Licensed Patent Application, and all reissues thereof as well as foreign counterparts thereof.


            3. LICENSED BIOLOGICAL MATERIAL shall mean that biological material including genes, proteins and peptide fragments, expression systems, cells and antibodies developed in the Cornell University Laboratories of Drs. Steven Beer, Alan Collmer and their colleagues and which is directly related to the inventions described in Licensed Patents or Licensed Patent Applications and which is listed and described in Exhibit J or added to Exhibit J at a later time by written mutual agreement of the parties. FOUNDATION and LICENSEE acknowledge that, to the best of their knowledge, said list of Exhibit J is complete. Licensed Products shall mean any product or use claimed in a Licensed Patent Application or Licensed Patent or any product or use which incorporates or otherwise utilizes Licensed Biological Material.

            5. LICENSE YEAR shall mean each twelve (12) month period
               beginning on the Effective Date of this Agreement first written above and thereafter on the anniversary date thereof.


[*] DESIGNATES OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

            6. LICENSEE shall mean the above named company and any of its affiliates in which it owns or controls at least 50% of the voting stock..

            7. NET SALES PRICE shall mean [*]


FUTURE INVENTIONS

               The following new section is added to the May 1995 Exclusive License Agreement:

               "Inventions" or "future inventions" shall refer to those inventions and discoveries, made subsequent to the Effective Date of the May 95 Exclusive License Agreement, which are technologically related to Licensed Patent Applications or Licensed Patents or which arise from research at Cornell University funded by LICENSEE and which are:

               a) made solely by employees of Cornell University; or

               b) made jointly by employees of Cornell University.

               Future inventions made solely by employees of Cornell University shall be the sole property of FOUNDATION.

               Future inventions made solely by employees of LICENSEE shall be the sole property of LICENSEE and LICENSEE shall have no obligation to FOUNDATION with regard to such property.

               Future inventions which are made jointly by employees of Cornell University and LICENSEE shall be the joint property of FOUNDATION and LICENSEE.

               FOUNDATION and LICENSEE agree to notify each other, in a timely manner, in writing, of any future inventions. FOUNDATION and LICENSEE shall cooperate to determine inventorship of such inventions but final determination of inventorship shall be made by that patent counsel responsible for prosecuting License Applications or other patent counsel mutually agreed upon by the parties.

               Disposition of the rights in future inventions shall be determined based on inventorship, LICENSEE'S funding of the research at Cornell which produced the


[*] DESIGNATES OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

               invention and the relationship of potential patent claims of the invention to the claims of Licensed Patents or Licensed Patent Applications according to the following scheme:

               1.0 FUTURE INVENTION MADE SOLELY BY CORNELL INVENTORS USING
                   LICENSEE'S FUNDING SHALL BE DISPOSED OF AS FOLLOWS:

                   1.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION'S obligations to third parties, add such invention to the Licensed Patent Applications of the May 95 Exclusive License Agreement.

                   1.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, subject to FOUNDATION'S obligations to third parties, grant LICENSEE a first right of refusal on an exclusive license under mutually agreeable terms.

               2.0 FUTURE INVENTION MADE SOLELY BY CORNELL INVENTORS BUT NOT
                   USING LICENSEE'S FUNDING OF CORNELL RESEARCH SHALL BE DISPOSED OF AS FOLLOWS:

                   2.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION'S obligations to third parties, grant LICENSEE a first right of refusal on a license under mutually agreeable terms.

                   2.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, LICENSEE shall have no inherent rights therein and disposition of such invention would be solely at FOUNDATION'S discretion.

               3.0 FUTURE INVENTIONS THAT ARE JOINTLY MADE BY EMPLOYEES OF
                   CORNELL AND LICENSEE IN WHICH THE CORNELL PORTION WAS MADE USING LICENSEE'S FUNDING OF CORNELL RESEARCH SHALL BE DISPOSED OF AS FOLLOWS:

                   3.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to


               [*] DESIGNATES OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

                       FOUNDATION'S obligations to third parties, add such invention to the Licensed Patent Applications of the May 95 Exclusive License Agreement.

                   3.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, subject to FOUNDATION'S obligations to third parties, grant LICENSEE a first right of refusal on an exclusive license under mutually agreeable terms.

               4.0 FUTURE INVENTIONS THAT ARE JOINTLY MADE BY EMPLOYEES OF
                   CORNELL AND LICENSEE IN WHICH THE CORNELL PORTION WAS NOT MADE USING LICENSEE'S FUNDING OF CORNELL RESEARCH SHALL BE DISPOSED OF AS FOLLOWS:

                   4.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION'S obligations to third parties, grant LICENSEE a first right of refusal to a license under mutually agreeable terms.

                   4.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, subject to FOUNDATION'S obligations to third parties, grant LICENSEE a first right of refusal on a license under mutually agreeable terms.

               PAYMENTS MADE IN CONSIDERATION OF THE EXECUTION OF THIS LICENSE
                   AGREEMENT

                   On page 9, section IV of the May 95 Exclusive License
               Agreement, subparagraph 6) shall be followed by an additional subparagraph 7) as follows:

                   7) In the event LICENSEE develops or acquires technology which could avoid the equity vesting schedule described above, such equity shallthen fully vest in FOUNDATION without regard to the milestone schedule described hereinabove.


[*] DESIGNATES OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

                                    EXHIBITS

               The Exhibits of the Exclusive License Agreement have been expanded and renumbered as follows:


               Exhibit A:        [*]



               Exhibit B         [*]



               Exhibit C         [*]



               Exhibit D         [*]



               Exhibit E         [*]


               Exhibit F         [*]

               Exhibit G         [*]


               Exhibit H         [*]


               Exhibit I         [*]



               Exhibit J         Licensed Biological Material


               IN WITNESS WHEREOF, the parties have caused this instrument to be executed in duplicate as of the day and year first above written.


          ATTEST:                     CORNELL RESEARCH FOUNDATION, INC.


                                      By    /s/ Richard S. Cahoon
-------------------------               ----------------------------------------
                                            Richard S. Cahoon
                                      Title Vice President
                                           -------------------------------------
                                      Date
                                          --------------------------------------

ATTEST:                               EDEN BIOSCIENCE CORPORATION


                                      By    /s/ Jerry L. Butler
-------------------------               ----------------------------------------
                                      Name  Jerry L. Butler
                                          --------------------------------------
                                      Title President
                                           -------------------------------------
                                      Date
                                          --------------------------------------


[*] DESIGNATES OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

                                AMENDMENT TO THE
                          EXCLUSIVE LICENSE AGREEMENT

            between Eden Bioscience and Cornell Research Foundation
                 which was effective the first day of May 1995

     THIS AMENDMENT (effective as of the first day of October 1998) to that Exclusive License Agreement referenced above (hereinafter the "Agreement"), by and between CORNELL RESEARCH FOUNDATION, INC., having offices at Cornell Business & Technology Park, 20 Thornwood Drive, Suite 105, Ithaca, New York 14850, hereinafter referred to as "FOUNDATION" and EDEN BIOSCIENCE CORPORATION, having offices at 11816 N. Creek Parkway, Bothell, Washington 98011-8205, hereinafter referred to as "LICENSEE."

                        W I T N E S S E T H   T H A T :

     WHEREAS, FOUNDATION and LICENSEE have previously entered into the Agreement, effective 1 May 1995, to which this Amendment shall become a part thereof, in which FOUNDATION granted certain exclusive rights in several patentable technologies developed at Cornell University to LICENSEE; and

     WHEREAS, FOUNDATION and LICENSEE mutually agree that the Agreement should be modified such that the Licensed Patent Applications and Licensed Patents of the Agreement shall be expanded to include the additional Licensed Patent Applications listed in Exhibit 1 and any patent applications or patents which derive therefrom including any divisional, continuation, continuations-in-part, reissues and foreign equivalents thereof, which list may be modified from time to time; and

     WHEREAS, FOUNDATION and LICENSEE also agree that the Agreement should be further modified as defined hereinbelow; and

     NOW, THEREFORE, in consideration of the covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

                              PRIMACY OF AMENDMENT

     The parties agree that the terms and conditions of this Amendment shall take precedence over those contained in the Agreement.

                                  DEFINITIONS

     The Definitions section (1) of the Agreement shall be entirely replaced with the following:

     1. LICENSED PATENT APPLICATION shall mean those Licensed Patent Applications of the Agreement as well as those U.S. Patent Applications listed in Exhibit 1 and any regular, continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof as well as any future modifications to
          Exhibit 1 by mutual written agreement of the parties.

     2. LICENSED PATENT shall mean any U.S. Patents issuing from a Licensed Patent Application, and all reissues thereof as well as foreign counterparts thereof.

     3. LICENSED BIOLOGICAL MATERIAL shall mean that biological material including genes, proteins and peptide fragments, expression systems, cells and antibodies developed in the Cornell University Laboratories of Drs. Steven Beer, Alan Collmer and their colleagues and which is directly related to the inventions described in Licensed Patents or Licensed Patent Applications and which is listed and described in
          Exhibit 2 or added to Exhibit 2 at a later time by written mutual agreement of the parties. FOUNDATION and LICENSEE acknowledge that, to the best of their knowledge, said list of Exhibit 2 is complete as of the Effective Date.

     4. LICENSED PRODUCTS shall mean any product or use claimed in a Licensed Patent Application or Licensed Patent or any product or use which incorporates or otherwise utilizes Licensed Biological Material.

     5. LICENSE YEAR shall mean each twelve (12) month period beginning on the Effective Date of this Agreement first written above and thereafter on the anniversary date thereof.

     6. LICENSEE shall mean the above named company and any of its affiliates in which it owns or controls at least 50% of the voting stock.

     7.   NET SALES PRICE shall mean [*]

[*] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

     8. [ * ] shall mean [ * ] and any regular continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof. Title to such [ * ] is held by FOUNDATION.

                                     GRANT

     The following paragraph shall be appended to the Grant, Section II on page 6 of the Agreement:

     FOUNDATION also hereby grants to LICENSEE the non-exclusive, royalty-free right to [ * ]

                               FUTURE INVENTIONS

     The following new section is added to the Agreement:

     "Inventions" or "future inventions" shall refer to those inventions and discoveries, made subsequent to the Effective Date of the Agreement, which are related to the gene cluster map of Exhibit 3 or to Licensed Patent Applications or Licensed Patents or which arise from research at Cornell University funded by LICENSEE and which are:

     a)   made solely by employees of Cornell University; or

     b)   made jointly by employees of Cornell University.

     Future inventions made solely by employees of Cornell University shall be the sole property of FOUNDATION.

     Future inventions made solely by employees of LICENSEE shall be the sole property of LICENSEE and LICENSEE shall have no obligation to FOUNDATION with regard to such property.


[*] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

     Future inventions which are made jointly by employees of Cornell University and LICENSEE shall be the joint property of FOUNDATION and LICENSEE.

     If either FOUNDATION or LICENSEE conclude that an invention may fall within the terms of this Agreement, FOUNDATION and LICENSEE agree to notify each other, in a timely manner, in writing, of any such future inventions. FOUNDATION and LICENSEE shall cooperate to determine inventorship of such inventions but final determination of inventorship shall be made by that patent counsel responsible for prosecuting Licensed Patent Applications or other patent counsel mutually agreed upon by the parties. FOUNDATION agrees to maintain as confidential, all information of LICENSEE which is provided to FOUNDATION for said purpose of determining inventorship and which is clearly marked as confidential.

     Disposition of the rights in future inventions shall be determined based on inventorship, LICENSEE's funding of the research at Cornell which produced the invention and the relationship of potential patent claims of the invention to the claims of Licensed Patents or Licensed Patent Applications according to the following scheme.

1.0 Future invention made solely by Cornell inventors using LICENSEE's funding shall be disposed of as follows:

     1.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION's obligations to third parties, add such invention to the Licensed Patent Applications of the May 1995 Exclusive License Agreement.

     1.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, subject to FOUNDATION's obligations to third parties, grant LICENSEE a first right of refusal on an exclusive license under mutually agreeable terms.

2.0 Future invention made solely by Cornell inventors but not using LICENSEE'S funding of Cornell research shall be disposed of as follows:

     2.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to


[*] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

          FOUNDATION's obligations to third parties, grant LICENSEE a first right of refusal on a license under mutually agreeable terms.

     2.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, LICENSEE shall have no inherent rights therein and disposition of such invention would be solely at FOUNDATION'S discretion.

3.0 Future inventions that are jointly made by employees of Cornell and LICENSEE in which the Cornell portion was made using LICENSEE's funding of Cornell research shall be disposed of as follows:

     3.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION's obligations to third parties, add such invention to the Licensed Patent Applications of the May 95 Exclusive License Agreement.

     3.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, SUBJECT TO FOUNDATION'S obligations to third parties, grant LICENSEE a first right of refusal on an exclusive license under mutually agreeable terms.

4.0 Future inventions that are jointly made by employees of Cornell and LICENSEE in which the Cornell portion was not made using LICENSEE's funding of Cornell research shall be disposed of as follows:

     4.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION's obligations to third parties, grant LICENSEE a first right of refusal to a license under mutually agreeable terms.

     4.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, subject to FOUNDATION's obligations to third parties, grant LICENSEE a first right of refusal on a license under mutually agreeable terms.

[*] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

                     PAYMENTS MADE IN CONSIDERATION OF THE
                      EXECUTION OF THIS LICENSE AGREEMENT

     On page 7, section IV of the Agreement, the second paragraph shall be replaced entirely with the following paragraph:

          It is understood by the parties that FOUNDATION shall take no management role in LICENSEE.

     Notwithstanding the equity vesting provisions and schedule defined in
Section IV of the Agreement, the parties hereby agree that the full amount of equity in LICENSEE owed to FOUNDATION, shall fully and immediately vest in FOUNDATION upon execution of this Amendment.

                   ROYALTIES AND MINIMUM ROYALTIES TO BE PAID
                          DURING THE LICENSE AGREEMENT

     The language of Section VIII of the Agreement notwithstanding, the parties agree to modify the royalty terms as follows:

     LICENSEE shall pay to the FOUNDATION a royalty of [ * ] of the Net Sales Price of Licensed Products. However, LICENSEE may request an adjustment in said future royalty and, if LICENSEE can justify the need for such adjustment, FOUNDATION shall consider such adjustment, although it shall have no obligation to do so. Further, the royalty on any transgenic Licensed Product shall be determined on a case-by-case basis BY FOUNDATION and LICENSEE such that LICENSEE's ability to profitably make, use and sell such transgenic Licensed Product shall not be unduly impaired and, in any event, such royalty on said transgenic Licensed Product shall not exceed
     [ * ]. The parties acknowledge the value of LICENSEE's continued support of research conducted at Cornell University and, in consideration of such support, FOUNDATION agrees to credit any such monies provided to Cornell University beyond the [ * ] provided to Cornell from 1 May through 30
     April 1999 against any future royalties owed by LICENSEE as described in the RESEARCH SUPPORT section, hereinbelow.

     The parties agree that any royalty owned to FOUNDATION by LICENSEE on the sale of any Licensed Product which is based entirely on a Licensed Patent Application or Licensed Patent which is jointly owned by FOUNDATION and LICENSEE, shall be reduced by [ * ]. If such a Licensed Product is based partially on a jointly owned Licensed Patent Application or Licensed Patent as well as on a

[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

Licensed Patent Application or Licensed Patent which is solely owned by FOUNDATION, such royalty owed shall be reduced by [*].

                               DUTY OF DILIGENCE

     The language of Section XII of the Agreement notwithstanding, the parties agree to modify the terms and conditions of LICENSEE's duty of diligence as follows:

     LICENSEE's obligation to pursue introduction of transgenic Licensed Products has been satisfied by providing unrestricted research support to Cornell University of [*] for the period May 1998 through April 1999.

                                RESEARCH SUPPORT

     LICENSEE agrees to provide one year of research support to Cornell University of an amount not less than [*] beginning in May of 1998. Such money shall not be creditable against future royalties. However, any such research support beyond the [*] paid from 1 May 1998 through 30 April 1999 may be credited against future royalty owed by LICENSEE as described hereinabove.

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed in duplicate as of the day and year first above written.

ATTEST:                       CORNELL RESEARCH FOUNDATION, INC.

                              By     /s/ Richard S. Cahoon
                                --------------------------------------
                                     Richard S. Cahoon
                              Title: Vice President
-------------------                 ----------------------------------
                              Date:
                                   -----------------------------------



ATTEST:                       EDEN BIOSCIENCE CORPORATION

                              By     /s/ Jerry L. Butler
                                --------------------------------------
                                     Jerry L. Butler
                              Title: President
-------------------                 ----------------------------------
                              Date:
                                   -----------------------------------

[*] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT 1

     The following U.S. Patent Applications and any regular, divisional, continuation, continuation-in-part applications and foreign equivalents are hereby Licensed Patent Applications as defined in the Agreement.


[ * ].



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REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT 2

[*].






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REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

                                   AMENDMENT 3
                                       TO

                               CORNELL UNIVERSITY
                          OFFICE OF SPONSORED PROGRAMS

                               AGREEMENT NO. 28574

SCHEDULE

        The purpose of this Amendment is to extend the Subcontract period for an additional period of performance beginning May 1, 1996 and ending April 30, 1999; and, to increase the estimated cost by [ * ] from [ * ] to [ * ]. This Amendment consists of the Schedule which is made a part of this Amendment for all purposes

CHANGES

Replace Article 4, with:

        4. Period of Performance. The Period of performance of this Agreement will be May 1, 1996 through April 30, 1999.

Replace Article 6, with:

        6.     Cost and Payments:

               6.1 It is agreed to and understood by the parties that the University shall be reimbursed for all costs incurred in connection with the Project up to the amount of [ * ] (the "Project Cost"). It is estimated that the amount designated as the Project Cost is sufficient to support Project expenses.

               6.2 The Sponsor shall not be liable for any payment in excess of the Project Cost unless this Agreement is modified in writing. Within ninety (90) days after the termination of this Agreement the University shall submit a final financial report setting forth costs incurred. The report shall be accompanied by a check in the amount, if any, of the excess of funds advanced over costs incurred.



[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

               6.3 All checks shall be made payable to Cornell University and sent to the address specified in Article 19, Notices. Payment shall be made by the Sponsor according to the following schedule.

                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]

Except as modified above, all terms and conditions of the Subcontract shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have cause these presents to be executed in duplicate on the dates indicated below.

UNIVERSITY                                   EDEN BIOSCIENCE CORP.


/s/ Jeff Bugliari                            /s/ Jerry L. Butler
-----------------------------------          -----------------------------------
Grant and Contract Officer                   Jerry L. Butler President and CEO

               7/22/98                                      8/7/98
-----------------------------------          -----------------------------------
Date                                         Date



[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

                                 AMENDMENT NO. 4
                                       TO

                               CORNELL UNIVERSITY
                          OFFICE OF SPONSORED PROGRAMS

                               AGREEMENT NO. 28574

SCHEDULE

        The purpose of this Amendment is to extend the Subcontract period for an additional period of performance beginning May 1, 1996 and ending April 30, 2000; and to increase the estimated cost by [ * ] increasing the total Subcontract to [ * ].

CHANGES

Replace Article 4 with:

        4. Period of Performance. The period of performance of this agreement will be May 1, 1996 through April 30, 2000.

Replace Article 6 with:

        6.     Cost and Payments:

               6.1 It is agreed to and understood by the parties that the University shall be reimbursed for all costs incurred in connection with the Project up to the amount of [ * ] (the "Project Cost"). It is estimated that the amount designated as the Project Cost is sufficient to support Project expenses.

               6.2 The Sponsor shall not be liable for any payment in excess of the Project Cost unless this Agreement is modified in writing. Within 90 days after the termination of this Agreement, the University shall submit a final financial report setting forth costs incurred. The report shall be accompanied by a check in the amount, if any, of the excess of funds advanced over costs incurred.



[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

               6.3 All checks shall be made payable to Cornell University and sent to the address specified in Article 19, Notices. Payment shall be made by the Sponsor according to the following schedule.

                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]
                     [ * ]                                   [ * ]

Except as modified above, all terms and conditions of the Subcontract shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate on the dates indicated below

UNIVERSITY                                   EDEN BIOSCIENCE CORP.


/s/ John T. Desch                            /s/ Jerry L. Butler
-----------------------------------          -----------------------------------
John T. Desch                                Jerry L. Butler
Sr. Grant and Contract Officer               President

               4/22/99                                      4/22/99
-----------------------------------          -----------------------------------
Date                                         Date



[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

                                 AMENDMENT NO. 5
                                       TO

                               CORNELL UNIVERSITY
                          OFFICE OF SPONSORED PROGRAMS

                               AGREEMENT NO. 28574

SCHEDULE

        The purpose of this Amendment is to extend the Subcontract period for an additional period of performance beginning May 1, 1996 and ending April 30, 2001; and to increase the estimated cost by [ * ], increasing the total Subcontract to [ * ].

CHANGES

Replace Article 4 with:

        4      Period of Performance

               The period of performance of this agreement will be May 1, 1996 through April 30, 2001.

Replace Article 6 with:

        6.     Cost and Payments

               6.1 It is agreed to and understood by the parties that the University shall be reimbursed for all costs incurred in connection with the Project up to the amount of [ * ] (the "Project Cost"). It is estimated that the amount designated as the Project Cost is sufficient to support Project expenses.

               6.2 The Sponsor shall not be liable for any payment in excess of the Project Cost unless this Agreement is modified in writing. Within 90 days after the termination of this Agreement, the University shall submit a final financial report setting forth costs incurred. The report shall be accompanied by a check in the amount, if any, of the excess of funds advanced over costs incurred.



[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

               6.3 All checks shall be made payable to Cornell University and sent to the address specified in Article 19, Notices. Payment shall be made by the Sponsor according to the following schedule.


                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]
                      [ * ]                                  [ * ]

        Except as modified above, all terms and conditions of the Subcontract shall remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate on the dates indicated below.


CORNELL UNIVERSITY                           EDEN BIOSCIENCE CORP.



/s/ John T. Desch                            /s/ Jerry L. Butler
-------------------------------------        -----------------------------------
Name:  John T. Desch                         Name:  Jerry L. Butler
Title: Sr. Grant and Contract Officer        Title: President and CEO
       Office of Sponsored Programs

               4/17/2000                                    4/10/2000
-------------------------------------        -----------------------------------
Date                                         Date



[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

                 [CORNELL RESEARCH FOUNDATION, INC. LETTERHEAD]

                                  July 2, 2000


Mr. Jerry Butler
President and CEO
Eden Bioscience Corporation
11816 North Creek Parkway
Bothell, WA   98011-8205

        RE:    OUR REF: [ * ] - Beer et al.
               LICENSE AMENDMENT
               TO THE EXCLUSIVE LICENSE AGREEMENT BY AND BETWEEN EDEN BIOSCIENCE CORPORATION AND CORNELL RESEARCH FOUNDATION EFFECTIVE MAY 1, 1995 AND AMENDED OCTOBER 1, 1998 (HEREINAFTER "LICENSE")

        Effective the first day of June, 2000, the undersigned parties agree that this Amendment hereby modifies the License as follows:

        "The provisional patent application [ * ] entitled [ * ] invented by David Bauer and Steven Beer and assigned to Cornell Research Foundation was filed in the United States Patent and Trademark Office on [ * ] and said application is hereby added to the list of "Licensed Applications."

        Notwithstanding the grant of rights conveyed to Eden Bioscience Corporation in the License, Cornell Research Foundation retains the right to license third parties the right to make, use and sell products covered by said provisional patent application.

        IN WITNESS THEREOF, the parties have caused this instrument to be executed in duplicate as of the day and year of the last signature below.


Cornell Research Foundation, Inc.            Eden Bioscience Corporation


      /s/ Richard S. Cahoon                             /s/ J. Butler
-----------------------------------          -----------------------------------
By    Richard S. Cahoon                      By        J. Butler
  ---------------------------------            ---------------------------------
Title   Vice President                       Title        President
     ------------------------------               ------------------------------
Date     June 2, 2000                        Date        June 23, 2000
     ------------------------------               ------------------------------



[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

                 [CORNELL RESEARCH FOUNDATION, INC. LETTERHEAD]

                                  July 2, 2000


Mr. Jerry Butler
President and CEO
Eden Bioscience Corporation
11816 North Creek Parkway
Bothell, WA   98011-8205

        RE:    OUR REF: [ * ] - Beer et al.
               LICENSE AMENDMENT
               TO THE EXCLUSIVE LICENSE AGREEMENT BY AND BETWEEN EDEN BIOSCIENCE CORPORATION AND CORNELL RESEARCH FOUNDATION EFFECTIVE MAY 1, 1995 AND AMENDED OCTOBER 1, 1998 (HEREINAFTER "LICENSE")

        Effective the first day of June, 2000, the undersigned parties agree that this Amendment hereby modifies the License as follows:

        "The provisional patent application [ * ] entitled [ * ] invented by David Bauer and Steven Beer and assigned to Cornell Research Foundation was filed in the United States Patent and Trademark Office on [ * ] and said application is hereby added to the list of "Licensed Applications."

        Notwithstanding the grant of rights conveyed to Eden Bioscience Corporation in the License, Cornell Research Foundation retains the right to license third parties the right to make, use and sell products covered by said provisional patent application.

        IN WITNESS THEREOF, the parties have caused this instrument to be executed in duplicate as of the day and year of the last signature below.


Cornell Research Foundation, Inc.            Eden Bioscience Corporation


      /s/ Richard S. Cahoon                             /s/ J. Butler
-----------------------------------          -----------------------------------
By    Richard S. Cahoon                      By        J. Butler
  ---------------------------------            ---------------------------------
Title   Vice President                       Title        President
     ------------------------------               ------------------------------
Date     June 2, 2000                        Date        June 23, 2000
     ------------------------------               ------------------------------



[ * ] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.